UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tidewater Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on April 30, 2019 in Houston, Texas. As of March 6, 2019, the record date for the Annual Meeting, the Company had 37,289,713 shares of common stock outstanding. Of that number, 31,184,818 shares were represented in person or by proxy at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Ten Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Thomas R. Bates, Jr.	20,248,078	8,497,333	4,362	2,435,045
Alan J. Carr	17,977,000	10,768,384	4,389	2,435,045
Randee E. Day	26,436,170	2,309,525	4,078	2,435,045
Dick Fagerstal	27,972,466	772,939	4,368	2,435,045
Steven L. Newman	24,377,947	4,367,427	4,399	2,435,045
Louis A. Raspino	27,975,961	769,082	4,730	2,435,045
Larry T. Rigdon	26,328,943	2,416,409	4,421	2,435,045
John T. Rynd	25,537,318	3,207,922	4,533	2,435,045
Robert P. Tamburrino	27,973,414	771,622	4,737	2,435,045
Kenneth H. Traub	26,110,398	2,634,519	4,856	2,435,045

Proposal 2: Advisory Say-on-Pay Vote

Proposal 2 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,612,334	3,951,668	1,185,771	2,435,045

Proposal 3: Ratification of the Appointment of Auditors

Proposal 3 was a proposal to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,049,103	122,394	13,321	N/A

Item 7.01	Regulation FD Disclosure.

In response to a stockholder’s question following the Annual Meeting, Thomas R. Bates, Jr., Chairman of the Board, stated that he currently expects to purchase shares of the Company’s common stock during the next open window period.

The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The Company does not intend to update this information or release similar information in the future. The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: May 1, 2019

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